UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007
___________________________________________________________

IGI, INC.

(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of Principal Executive Offices) (Zip Code)

(856) 697-1441
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On January 30, 2007, IGI, Inc. ("Company) entered into a $1,000,000 line of credit agreement ("Credit Agreement") with Pinnacle Mountain Partners, LLC for a term of eighteen months. The Credit Agreement permits the Company to borrow money on the available principal balance which has not been borrowed by the Company during the term of the Credit Agreement. The Company may also repay the outstanding balance of the Credit Agreement and continue to draw down on the balance. Any principal balance outstanding at the end of the term must be repaid together with interest. Loans under the Credit Agreement bear interest at prime plus 1.5% and are secured by assets of the Company (other than real property). All accrued and unpaid interest is payable monthly in arrears on the first of each month.

      On January 31, 2007, The Company entered into a letter agreement (the "Letter Agreement") with Univest Management EPSP, c/o Frank Gerardi, Trustee ("Univest"). Pursuant to the Letter Agreement, the maturity date of the secured promissory note, dated December 12, 2005, in favor of Univest in the principal amount of $1,000,000 was extended until February 28, 2007. Previously, the note was set to mature January 31, 2007 or the sale of the Company's real property. Mr. Gerardi is the Chairman of the Board of Directors of the Company and he is the trustee of, and controls Univest.

Item 1.02 Termination of a Material Definitive Agreement

      On January 29, 2007, the Company terminated the $1,000,000 line of credit agreement ("Agreement") with Pharmachem Laboratories, Inc. ("Pharmachem"). All monies borrowed under this agreement plus accrued interest was paid to Pharmachem on January 29, 2007. Loans made under the Agreement were interest bearing at prime plus 1.5% and were secured by assets of the Company (other than real property). All accrued and unpaid interest was payable monthly in arrears on the first of each month.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On January 30, 2007 the Registrant received a draw of $500,000 from Pinnacle Mountain Partners, LLC Credit Agreement. The terms of the loan were finalized on January 29, 2007 and are set forth in Item 1.01, which is incorporated herein by reference.

The disclosure contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, dated January 31, 2007 between IGI, Inc. and Univest Management EPSP, c/o Frank Gerardi, Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

By:/s/ Carlene A. Lloyd
Carlene A. Lloyd
Vice President of Finance

Date: February 2, 2007

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated January 31, 2007 between IGI, Inc. and
Univest Management EPSP, c/o Frank Gerardi, Trustee.

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